Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Growth Fund

(the “Fund”)

Supplement dated January 27, 2025 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2024, as supplemented to date

At a meeting held on January 22 - 23, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an amendment to the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund (the “Subadvisory Agreement”). BlackRock will replace SunAmerica Asset Management, LLC (SunAmerica”) as subadviser to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques.

These changes are expected to become effective on or about April 28, 2025 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The disclosure in the section of the Summary Prospectus entitled “Fund Summary: Growth Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund attempts to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid- to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally invests at least 65%of its total assets in equity securities. Equity securities consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to 20%of its total assets in securities of foreign companies, including companies located in emerging markets.

VALIC is the Fund’s investment adviser and BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser. Approximately 25% of the Fund’s assets will be allocated to a passively managed strategy (the “Passive Strategy”), which seeks to track the Russell 1000® Growth Index (the “Underlying Index”), and the remainder of the Fund’s assets will be allocated to an actively managed strategy (the “Active Strategy”). The Fund’s target allocations among the strategies are subject to change at the discretion of VALIC, and actual allocations could vary substantially from the target allocations due to market valuation changes.

The Passive Strategy primarily seeks to track the Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, a strategy known as “replication.” In managing the Passive Strategy, the subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Underlying Index. The subadviser may use derivatives in seeking to track the Underlying Index, including futures and total return swaps.

In managing the Active Strategy, the subadviser selects not less than 25 to not more than 45 companies through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. Stocks are selected from a universe of companies that the subadviser believes have above average growth potential. The subadviser will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.

In the section of the Prospectus entitled “Fund Summary: Growth Fund – Principal Risks of Investing in the Fund,” the following risk factor entitled “Derivatives Risk” is added:

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

In the subsection entitled “Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc., served as subadviser of the Fund from its inception until September 30, 2019. SunAmerica Asset Management, LLC served as subadviser of the Passive Strategy from September 30, 2019 until April 28, 2025. BlackRock assumed subadvisory duties of the Active Strategy on September 30, 2019 and the Passive Strategy on April 30, 2025.

In the subsection entitled “Fund Summary: Growth Fund – Investment Adviser,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund is subadvised by BlackRock.

The subsection entitled “Fund Summary: Growth Fund – Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Philip H. Ruvinsky, CFA Managing Director and Portfolio Manager	2020
Caroline Bottinelli Managing Director and Portfolio Manager	2022
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Paul Whitehead Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025

In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the disclosure in the subsection entitled “Growth Fund” is deleted in its entirety and replaced with the following:

The Fund seeks long-term capital growth.

The Fund attempts to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid- to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally invests at least 65% of its total assets in equity securities. Equity securities consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to 20% of its total assets in securities of foreign companies, including companies located in emerging markets.

VALIC is the Fund’s investment adviser and BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser. Approximately 25% of the Fund’s assets will be allocated to a passively managed strategy (the “Passive Strategy”), which seeks to track the Russell 1000® Growth Index (the “Underlying Index”), and the remainder of the Fund’s assets will be allocated to an actively managed strategy (the “Active Strategy”). The Fund’s target allocations among the strategies are subject to change at the discretion of VALIC, and actual allocations could vary substantially from the target allocations due to market valuation changes.

The Passive Manager primarily seeks to track its sleeve’s Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, a strategy known as “replication.” The Passive Manager may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Underlying Index. The subadviser may use derivatives to track the performance of the Underlying Index, including futures and total return swaps.

In managing the Active Strategy, the subadviser selects not less than 25 to not more than 45 companies through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. Stocks are selected from a universe of companies that the subadviser believes have above average growth potential. The subadviser will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.

The Passive Strategy primarily seeks to track its sleeve’s Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, (i.e., Russell 1000® Growth Index) a strategy known as “replication.” The Passive Strategy may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Fund has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Fund cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Underlying Index. Stocks not in the Underlying Index may be held before or after changes in the composition of the Underlying Index or if they have characteristics similar to stocks in the Underlying Index. Because the Fund may not always hold all of the stocks included in the Underlying Index, and because the Fund has expenses and the Underlying Index does not, the passively managed portion of the Fund will not duplicate the Underlying Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Underlying Index’s performance and that of the Passive Strategy that tracks the performance of the Underlying Index, in both rising and falling markets.

Companies in the actively managed sleeve of the Fund’s portfolio are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The stocks are selected from a universe of companies that Fund management believes have above average growth potential. Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

The Fund may invest to a limited extent in the following types of investments: convertible securities, preferred stocks, rights and warrants, fixed-income securities, other investment companies including ETFs, illiquid securities, privately placed and restricted securities and repurchase agreements and purchase and sale contracts.

The Fund may also use futures contracts for both hedging and non-hedging purposes including, for example, to hedge its portfolio against market, interest rate and currency risks, to enhance Fund returns and to manage its cash position. The Fund currently intends to use futures contracts in non-principal amounts.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, U.S. Government Obligations Risk, Foreign Sovereign Debt Risk, Hedging Risk, Counterparty Risk, Convertible Securities Risk, Investment Company Risk, Privately Placed Securities Risk, Risks of Leverage, Illiquidity Risk, Repurchase Agreements and Purchase and Sale Contracts Risk, Preferred Stock Risk, Warrant Risk and Cybersecurity Risk.

In the subsection entitled “Management – Investment Subadvisers,” all references to SunAmerica as subadviser to the Fund are deleted in their entirety.

The seventh, eighth and ninth paragraphs in the subsection entitled “Management – Investment Subadvisers – BlackRock Investment Management, LLC (“BlackRock”)” are deleted in their entirety and replaced with the following:

The Growth Fund is managed by Philip H. Ruvinsky, CFA, Caroline Bottinelli, Jennifer Hsui, CFA, Paul Whitehead, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.

Philip H. Ruvinsky, CFA, Managing Director and portfolio manager, is the head of BlackRock’s US Growth Team within the Fundamental Equities business of BlackRock’s Portfolio Management Group. Mr. Ruvisnky is the lead portfolio manager of the BlackRock Large Cap Growth, BlackRock Mid-Cap Growth Equity, and BlackRock SMID-Cap Growth Equity portfolios. Prior to joining BlackRock in 2013, Mr. Ruvinsky was a sector head and research analyst at Sureview Capital LLC from 2010 to 2013, where he was the sector head for the global internet, media and telecom sectors. He began his investment career with UBS Global Asset Management in 2002 where, most recently, he was a portfolio manager and investment analyst with primary research responsibility for internet, consumer and health care sectors. Mr. Ruvinsky started his career as an attorney for Skadden, Arps, Slate, Meagher & Flom. Mr. Ruvinsky received a BA degree in economics from the University of Texas, a JD degree from the University of Michigan Law School and an MBA degree from Columbia Business School.

Caroline Bottinelli, Director and portfolio manager, is a member of the US Growth team within the Fundamental Equities business of BlackRock’s Portfolio Management Group. Ms. Bottinelli is a co-portfolio manager of the BlackRock Large Cap Growth , BlackRock Mid-Cap Growth Equity and BlackRock SMID-Cap Growth Equity portfolios. Prior to joining BlackRock in 2016, Ms. Bottinelli completed her Masters of Business Administration degree at Harvard University. Ms. Bottinelli began her investment career as an Equity Research Associate at J.P. Morgan, focusing on the media and entertainment industry. Ms. Bottinelli holds a Bachelor of Science degree in Operations Research and Financial Engineering from Princeton University.

Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Paul Whitehead, Managing Director, is the Deputy Head of Index Equity Investments with responsibility for Global Index Asset Allocation, Transition Management (TRIM), and Americas Portfolio Management within BlackRock’s Global Markets & Index Investments (“BGM”). Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role , Mr. Whitehead was Global Head of Equity Trading, Global Head of Transition Management and Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.

Peter Sietsema, CFA, Director and Senior Portfolio Manager within Blackrock’s Index Equity Team. Mr. Sietsema is the Head of North America Portfolio Management and leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.

Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the overall management of ETFs, CTFs, and Institutional SMAs that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group(BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.

Steven White, Director, is Co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”) Steven co-leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Within the function he has direct responsibilities for investment risk and performance oversight across the global book as well as Index Equities Index Advocacy function which looks to enhance benchmark methodologies managed to by the team. Steven also oversees the Active Risk Index ETF PM team in the Americas and is a member of the Index Equity Leadership Team. Prior to his current role, Steven held multiple roles within BlackRock including sales, research, and portfolio management. Prior to BlackRock Steven worked at Bank of America Merrill Lynch for four years. He has a bachelor’s degree in Economics and MBA from San Diego State University.

In Appendix A to the Prospectus, “Derivatives risk” is added to the list of Principal Risk Factors of the Fund.

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